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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) of Regulation 13D of the Securities Exchange Act of 1934, as amended, the persons or entities below agree to the joint filing on behalf of each of them of this Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Units of GulfTerra Energy Partners, L.P., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement as of the 23rd day of January, 2004.


                                        El Paso Energy Partners Company, L.L.C.

                                        By: /s/ David L. Siddall
                                           -------------------------------------
                                        Name:   David L. Siddall
                                        Title:  Vice President


                                        DeepTech International Inc.

                                        By: /s/ David L. Siddall
                                           -------------------------------------
                                        Name:   David L. Siddall
                                        Title:  Vice President


                                        El Paso Corporation

                                        By: /s/ David L. Siddall
                                           -------------------------------------
                                        Name:   David L. Siddall
                                        Title:  Vice President


                                        El Paso Field Services Holding Company

                                        By: /s/ David L. Siddall
                                           -------------------------------------
                                        Name:   David L. Siddall
                                        Title:  Vice President


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                                        El Paso Tennessee Pipeline Co.


                                        By: /s/ David L. Siddall
                                           -------------------------------------
                                        Name:   David L. Siddall
                                        Title:  Vice President


                                        Sabine River Investors I, L.L.C.


                                           By: /s/ David L. Siddall
                                              ----------------------------------
                                           Name:   David L. Siddall
                                           Title:  Vice President



                                        Sabine River Investors II, L.L.C.


                                           By: /s/ David L. Siddall
                                              ----------------------------------
                                           Name:   David L. Siddall
                                           Title:  Vice President